Reconciliations of Non-GAAP Financial Measures

December 31, 2025

(Unaudited)

SABRA HEALTH CARE REIT, INC.
2026 OUTLOOK

The table below sets forth our 2026 guidance (per diluted common share):

	Low	High
Net income attributable to Sabra Health Care REIT, Inc.	$0.60	$0.64
Add:
Depreciation and amortization of real estate assets	0.86	0.86
Depreciation and amortization of real estate assets related to unconsolidated joint ventures	0.03	0.03
FFO / Normalized FFO attributable to Sabra Health Care REIT, Inc.	$1.49	$1.53

FFO attributable to Sabra Health Care REIT, Inc.	$1.49	$1.53
Stock-based compensation expense	0.05	0.05
Non-cash rental and related revenues	(0.03)	(0.03)
Non-cash interest expense	0.04	0.04
AFFO / Normalized AFFO attributable to Sabra Health Care REIT, Inc.	$1.55	$1.59

Earnings guidance above assumes:
•low-single-digit Cash NOI growth for the triple-net portfolio at the midpoint, ignoring the impact of acquisitions and dispositions;
•average full-year Cash NOI growth for the same-store Senior Housing - Managed portfolio in the low to mid-teens;
•general and administrative expenses at the midpoint of $52 million, which includes $12 million of stock-based compensation expense;
•cash interest expense of $103 million at the midpoint;
•weighted average share count of 255 million and 256 million for Normalized FFO and Normalized AFFO, respectively;
•no tenants are placed on cash-basis or moved to accrual-basis for revenue recognition after December 31, 2025; and
•only investments, dispositions and capital markets activity completed as of February 12, 2026.

The foregoing guidance ranges reflect management's view of current and future market conditions. There can be no assurance that the Company's actual results will not differ materially from the estimates set forth above. Except as otherwise required by law, the Company assumes no, and hereby disclaims any, obligation to update any of the foregoing guidance ranges as a result of new information or new or future developments.

See reporting definitions.                        2

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
FFO, Normalized FFO, AFFO and Normalized AFFO
(dollars in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Net income attributable to Sabra Health Care REIT, Inc.	$27,225	$46,695	$155,609	$126,712
Add:
Depreciation and amortization of real estate assets	51,405	42,308	186,996	169,623
Depreciation and amortization of real estate assets related to noncontrolling interests	(123)	—	(163)	—
Depreciation and amortization of real estate assets related to unconsolidated joint ventures	1,639	2,213	7,584	8,893
Net loss (gain) on sales of real estate	9,063	(6,064)	3,519	(2,095)
Impairment of real estate	648	—	7,322	18,472
FFO attributable to Sabra Health Care REIT, Inc.	$89,857	$85,152	$360,867	$321,605
Write-offs of cash and straight-line rental income receivable and lease intangibles	—	508	7,759	6,032
Lease termination income, net of expense	—	—	(1,518)	—
Loss on extinguishment of debt	—	—	1,154	—
Recovery of loan losses	(407)	(125)	(1,047)	(571)
Other normalizing items (1)	1,711	(1,057)	(14,303)	1,662
Normalized FFO attributable to Sabra Health Care REIT, Inc.	$91,161	$84,478	$352,912	$328,728
FFO attributable to Sabra Health Care REIT, Inc.	$89,857	$85,152	$360,867	$321,605
Stock-based compensation expense	3,070	2,539	11,360	8,987
Non-cash rental and related revenues	(1,840)	(1,627)	(1,020)	(3,856)
Non-cash interest expense	2,362	1,729	7,970	10,479
Non-cash portion of loss on extinguishment of debt	—	—	(1,730)	—
Recovery of loan losses	(407)	(125)	(1,047)	(571)
Other adjustments related to unconsolidated joint ventures	76	71	313	472
Other adjustments (2)	393	(144)	(15,142)	1,072
AFFO attributable to Sabra Health Care REIT, Inc.	$93,511	$87,595	$361,571	$338,188
Lease termination income, net of expense	—	—	(1,518)	—
Cash portion of loss on extinguishment of debt	—	—	2,884	—
Write-off of cash rental income	—	25	—	732
Other normalizing items (1)	1,703	(704)	2,474	1,846
Normalized AFFO attributable to Sabra Health Care REIT, Inc.	$95,214	$86,916	$365,411	$340,766
Amounts per diluted common share attributable to Sabra Health Care REIT, Inc.:
Net income	$0.11	$0.19	$0.64	$0.54
FFO	$0.36	$0.36	$1.48	$1.36
Normalized FFO	$0.36	$0.35	$1.44	$1.39
AFFO	$0.37	$0.36	$1.47	$1.43
Normalized AFFO	$0.38	$0.36	$1.49	$1.44
Weighted average number of common shares outstanding, diluted:
Net income, FFO and Normalized FFO	252,768,271	239,640,053	244,497,242	236,045,862
AFFO and Normalized AFFO	253,621,566	240,395,180	245,583,191	237,116,036
(1)     Other normalizing items for FFO and AFFO for the three months ended December 31, 2025 include a $1.8 million catch-up adjustment related to changes in performance-based assumptions on management's compensation. Other normalizing items for FFO for the year ended December 31, 2025 include a $17.2 million gain reclassified from other comprehensive loss related to six previously terminated interest rate swaps as the related forecasted transactions were determined to be probable not to occur and $3.5 million of transition expenses related to the transition of Senior Housing - Managed communities to new operators. Other normalizing items for AFFO for the year ended December 31, 2025 include $3.5 million of transition expenses related to the transition of Senior Housing - Managed communities to new operators. Other normalizing items for FFO and AFFO for the three months and year ended December 31, 2024 include $0.5 million of gain on insurance proceeds. In addition, other normalizing items for FFO and AFFO include triple-net operating expenses, net of recoveries.
(2)    Other adjustments for the year ended December 31, 2025 include a $17.2 million gain reclassified from other comprehensive loss related to six terminated interest rate swaps as the related forecasted transactions were determined to be probable not to occur.
See reporting definitions.                        3

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
EBITDA, Adjusted EBITDA, Adjusted EBITDA, as adjusted and Adjusted EBITDA, as adjusted, annualized
Net Debt and Net Debt to Adjusted EBITDA
(in thousands)

Three Months Ended
December 31, 2025
Net income	$27,147
Interest	28,940
Income tax expense	491
Depreciation and amortization	51,405
EBITDA	107,983
Income from unconsolidated joint ventures	(1,652)
Distributions from unconsolidated joint ventures	2,159
Stock-based compensation expense	3,070
Acquisition and transaction costs	453
Recovery of loan losses	(407)
Impairment of real estate	648
Other income	(91)
Net loss on sales of real estate	9,063
Adjusted EBITDA (1)	121,226
Adjustments for current period activity (2)	2,677
Adjusted EBITDA, as adjusted	$123,903
Adjusted EBITDA, as adjusted, annualized	$495,612

December 31, 2025
Secured debt	$44,021
Revolving credit facility	217,584
Term loans	1,039,425
Senior unsecured notes	1,250,000
Consolidated Debt	2,551,030
Cash and cash equivalents	(71,537)
Net Debt	$2,479,493

December 31, 2025
Net Debt	$2,479,493
Adjusted EBITDA, as adjusted, annualized	$495,612
Net Debt to Adjusted EBITDA	5.00x

(1)    Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program and loan loss reserves.
(2)    Adjustments for current period activity give effect to the acquisitions and dispositions completed during the period as though such acquisitions and dispositions were completed as of the beginning of the period and adjust for certain income and expense items that the Company does not believe are indicative of its operating results for the current period.
See reporting definitions.                        4

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Consolidated Statements of Income
Supplemental Information
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Cash rental income	$87,514	$89,995	$358,928	$363,905
Straight-line rental income	782	876	4,464	4,289
Write-offs of cash and straight-line rental income receivable and lease intangibles	—	(508)	(7,759)	(6,032)
Above/below market lease amortization	1,058	1,233	4,315	4,867
Operating expense recoveries	3,563	4,472	14,183	14,466
Rental and related revenues	$92,917	$96,068	$374,131	$381,495

See reporting definitions.                        5

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Senior Housing - Managed Revenues and Cash NOI
(in thousands)

	Three Months Ended
	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	December 31, 2025
Revenues:
Resident fees and services	$76,865	$77,447	$78,985	$92,017	$108,434
Resident fees and services attributable to noncontrolling interests	—	—	—	(117)	(312)
Resident fees and services - pro rata	$76,865	$77,447	$78,985	$91,900	$108,122
Income (loss) from unconsolidated joint ventures:
Resident fees and services	10,646	10,192	10,989	11,524	11,611
Resident fees and services not included in same store (1)	(18,382)	(17,959)	(19,341)	(32,054)	(46,146)
Same store resident fees and services - pro rata	$69,129	$69,680	$70,633	$71,370	$73,587

Net income	$46,695	$40,304	$65,542	$22,517	$27,147
Adjustments:
Net income not related to Senior Housing - Managed	(36,888)	(32,747)	(56,463)	(14,590)	(17,533)
Depreciation and amortization	12,538	13,654	14,372	19,989	23,730
Other income	(1,334)	—	(1,038)	(619)	(73)
Loss (income) from unconsolidated joint ventures	96	(218)	(832)	(1,226)	(1,652)
Sabra's share of unconsolidated joint ventures' Net Operating Income	3,131	3,202	3,713	4,034	4,061
Net Operating Income - consolidated	$24,238	$24,195	$25,294	$30,105	$35,680
Net Operating Income attributable to noncontrolling interests	—	—	—	(39)	(92)
Net Operating Income - pro rata	$24,238	$24,195	$25,294	$30,066	$35,588
Non-cash revenue adjustments	(90)	(137)	51	5	4
Cash Net Operating Income - pro rata	$24,148	$24,058	$25,345	$30,071	$35,592
Cash Net Operating Income not included in same store (1)	(3,590)	(3,026)	(2,724)	(7,744)	(12,448)
Same store Cash Net Operating Income - pro rata	$20,558	$21,032	$22,621	$22,327	$23,144

(1)    Includes adjustments for changes in the foreign currency exchange rate where applicable by applying the average exchange rate for the current period to prior period results.
See reporting definitions.                        6

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Property Type
(in thousands)

	Three Months Ended December 31, 2025
	Skilled Nursing/ Transitional Care	Senior Housing				Behavioral Health	Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed Consolidated	Senior Housing - Managed Unconsolidated	Total Senior Housing			Other	Corporate	Total
Net income (loss)	$34,841	$5,676	$7,962	$1,652	$15,290	$7,757	$3,352	$10,551	$(44,644)	$27,147
Adjustments:
Depreciation and amortization	19,954	2,675	23,730	—	26,405	3,495	1,462	—	89	51,405
Interest	191	201	—	—	201	—	—	—	28,548	28,940
General and administrative	—	—	—	—	—	—	—	—	15,908	15,908
Recovery of loan losses	—	—	—	—	—	—	—	—	(407)	(407)
Impairment of real estate	648	—	—	—	—	—	—	—	—	648
Other (income) expense	—	—	(73)	—	(73)	—	—	—	15	(58)
Net loss on sales of real estate	9,063	—	—	—	—	—	—	—	—	9,063
Income from unconsolidated joint ventures	—	—	—	(1,652)	(1,652)	—	—	—	—	(1,652)
Income tax expense	—	—	—	—	—	—	—	—	491	491
Sabra’s share of unconsolidated joint ventures’ Net Operating Income	—	—	—	4,061	4,061	—	—	—	—	4,061
Net Operating Income - consolidated	$64,697	$8,552	$31,619	$4,061	$44,232	$11,252	$4,814	$10,551	$—	$135,546
Net Operating Income attributable to noncontrolling interests	—	—	(92)	—	(92)	—	—	—	—	(92)
Net Operating Income - pro rata	$64,697	$8,552	$31,527	$4,061	$44,140	$11,252	$4,814	$10,551	$—	$135,454
Non-cash revenue and expense adjustments	(1,617)	(239)	—	4	(235)	(39)	58	—	—	(1,833)
Cash Net Operating Income - pro rata	$63,080	$8,313	$31,527	$4,065	$43,905	$11,213	$4,872	$10,551	$—	$133,621

         See reporting definitions.                                  7

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI, Annualized Cash NOI and Annualized Cash NOI, as adjusted by Property Type
(in thousands)

	Year Ended December 31, 2025
	Skilled Nursing/ Transitional Care	Senior Housing				Behavioral Health	Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed Consolidated	Senior Housing - Managed Unconsolidated	Total Senior Housing			Other	Corporate	Total
Net income (loss)	$169,734	$17,455	$30,249	$3,928	$51,632	$31,745	$13,397	$43,618	$(154,616)	$155,510
Adjustments:
Depreciation and amortization	81,358	13,357	71,745	—	85,102	14,313	5,847	—	376	186,996
Interest	776	821	—	—	821	—	—	—	110,892	112,489
General and administrative	—	—	—	—	—	—	—	—	53,710	53,710
Recovery of loan losses	—	—	—	—	—	—	—	—	(1,047)	(1,047)
Impairment of real estate	7,322	—	—	—	—	—	—	—	—	7,322
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	1,154	1,154
Other income	—	—	(1,730)	—	(1,730)	—	—	—	(12,306)	(14,036)
Net loss (gain) on sales of real estate	5,247	—	—	—	—	(1,728)	—	—	—	3,519
Income from unconsolidated joint ventures	—	—	—	(3,928)	(3,928)	—	—	—	—	(3,928)
Income tax expense	—	—	—	—	—	—	—	—	1,837	1,837
Sabra’s share of unconsolidated joint ventures’ Net Operating Income	—	—	—	15,010	15,010	—	—	—	—	15,010
Net Operating Income - consolidated	$264,437	$31,633	$100,264	$15,010	$146,907	$44,330	$19,244	$43,618	$—	$518,536
Net Operating Income attributable to noncontrolling interests	—	—	(131)	—	(131)	—	—	—	—	(131)
Net Operating Income - pro rata	$264,437	$31,633	$100,133	$15,010	$146,776	$44,330	$19,244	$43,618	$—	$518,405
Non-cash revenue and expense adjustments	(9,720)	8,942	—	(77)	8,865	(343)	116	7	—	(1,075)
Cash Net Operating Income - pro rata	$254,717	$40,575	$100,133	$14,933	$155,641	$43,987	$19,360	$43,625	$—	$517,330
Annualizing adjustments (1)	(675)	(6,516)	30,458	1,329	25,271	751	239	(7,734)	—	17,852
Annualized Cash Net Operating Income - pro rata	$254,042	$34,059	$130,591	$16,262	$180,912	$44,738	$19,599	$35,891	$—	$535,182
Reallocation adjustments (2)	1,780	6,996	—	—	6,996	24,426	—	(33,202)	—	—
Annualized Cash Net Operating Income, as adjusted - pro rata	$255,822	$41,055	$130,591	$16,262	$187,908	$69,164	$19,599	$2,689	$—	$535,182

(1)    Represents the annual effect of acquisitions, dispositions, lease modifications and scheduled rent increases completed during the period and mathematical adjustments needed to make Cash Net Operating Income for the period representative of Cash Net Operating Income for a full year.
(2)    Adjustments to reflect Annualized Cash Net Operating Income from mortgage and construction loans receivable and preferred equity investments in the related asset class of the underlying real estate.
         See reporting definitions.                                  8

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Payor Source
(in thousands)

	Year Ended December 31, 2025
	Private Payors	Non-Private Payors	Other	Corporate	Total
Net income (loss)	$102,787	$163,721	$43,618	$(154,616)	$155,510
Adjustments:
Depreciation and amortization	106,171	80,449	—	376	186,996
Interest	805	792	—	110,892	112,489
General and administrative	—	—	—	53,710	53,710
Recovery of loan losses	—	—	—	(1,047)	(1,047)
Impairment of real estate	1,212	6,110	—	—	7,322
Loss on extinguishment of debt	—	—	—	1,154	1,154
Other income	(1,730)	—	—	(12,306)	(14,036)
Net (gain) loss on sales of real estate	(3,540)	7,059	—	—	3,519
Income from unconsolidated joint ventures	(3,928)	—	—	—	(3,928)
Income tax expense	—	—	—	1,837	1,837
Sabra’s share of unconsolidated joint ventures’ Net Operating Income	15,010	—	—	—	15,010
Net Operating Income - consolidated	$216,787	$258,131	$43,618	$—	$518,536
Net Operating Income attributable to noncontrolling interests	(131)	—	—	—	(131)
Net Operating Income - pro rata	$216,656	$258,131	$43,618	$—	$518,405
Non-cash revenue and expense adjustments	6,314	(7,396)	7	—	(1,075)
Cash Net Operating Income - pro rata	$222,970	$250,735	$43,625	$—	$517,330
Annualizing adjustments (1)	25,125	461	(7,734)	—	17,852
Annualized Cash Net Operating Income - pro rata	$248,095	$251,196	$35,891	$—	$535,182

(1)    Represents the annual effect of acquisitions, dispositions, lease modifications and scheduled rent increases completed during the period and mathematical adjustments needed to make Cash Net Operating Income for the period representative of Cash Net Operating Income for a full year.
         See reporting definitions.                                  9

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Relationship
(in thousands)

	Year Ended December 31, 2025
	Ensign Group	Avamere Family of Companies	Signature Healthcare	Signature Behavioral	Recovery Centers of America	The McGuire Group	All Other Relationships	Corporate	Total
Net income (loss)	$28,446	$34,302	$28,690	$24,663	$25,428	$15,284	$153,313	$(154,616)	$155,510
Adjustments:
Depreciation and amortization	12,990	11,298	12,050	8,956	2,145	9,187	129,994	376	186,996
Interest	—	—	—	—	—	—	1,597	110,892	112,489
General and administrative	—	—	—	—	—	—	—	53,710	53,710
Recovery of loan losses	—	—	—	—	—	—	—	(1,047)	(1,047)
Impairment of real estate	—	—	—	—	—	—	7,322	—	7,322
Loss on extinguishment of debt	—	—	—	—	—	—	—	1,154	1,154
Other income	—	—	—	—	—	—	(1,730)	(12,306)	(14,036)
Net (gain) loss on sales of real estate	—	(103)	—	—	—	—	3,622	—	3,519
Income from unconsolidated joint ventures	—	—	—	—	—	—	(3,928)	—	(3,928)
Income tax expense	—	—	—	—	—	—	—	1,837	1,837
Sabra’s share of unconsolidated joint ventures’ Net Operating Income	—	—	—	—	—	—	15,010	—	15,010
Net Operating Income - consolidated	$41,436	$45,497	$40,740	$33,619	$27,573	$24,471	$305,200	$—	$518,536
Net Operating Income attributable to noncontrolling interests	—	—	—	—	—	—	(131)	—	(131)
Net Operating Income - pro rata	$41,436	$45,497	$40,740	$33,619	$27,573	$24,471	$305,069	$—	$518,405
Non-cash revenue and expense adjustments	94	(4,668)	6	(170)	(61)	(3,525)	7,249	—	(1,075)
Cash Net Operating Income - pro rata	$41,530	$40,829	$40,746	$33,449	$27,512	$20,946	$312,318	$—	$517,330
Annualizing adjustments (1)	66	131	(581)	274	65	(299)	18,196	—	17,852
Annualized Cash Net Operating Income - pro rata	$41,596	$40,960	$40,165	$33,723	$27,577	$20,647	$330,514	$—	$535,182

(1)    Represents the annual effect of acquisitions, dispositions, lease modifications and scheduled rent increases completed during the period and mathematical adjustments needed to make Cash Net Operating Income for the period representative of Cash Net Operating Income for a full year.
         See reporting definitions.                                  10

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Adjusted EBITDA. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance.
Annualized Cash Net Operating Income (“Annualized Cash NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income and is presented at Sabra's pro rata share.
Annualized Revenues. The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries and are adjusted to reflect actual payments received related to the twelve months ended at the end of the respective period for leases no longer accounted for on an accrual basis.
Behavioral Health. Includes behavioral hospitals that provide inpatient and outpatient care for patients with mental health conditions, chemical dependence or substance addictions and addiction treatment centers that provide treatment services for chemical dependence and substance addictions, which may include inpatient care, outpatient care, medical detoxification, therapy and counseling.
Cash Net Operating Income (“Cash NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income and is presented at Sabra's pro rata share.
Consolidated Debt. The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements.
Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint ventures, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint ventures, and real estate impairment charges of both consolidated and unconsolidated entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is defined as FFO excluding stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for (recovery of) loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including noncapitalizable acquisition costs, transaction costs related to operator transitions and organizational or other restructuring activities, gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint ventures. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does.
Net Debt. The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements, net of cash and cash equivalents as reported in the Company’s consolidated financial statements.
Net Debt to Adjusted EBITDA. Net Debt to Adjusted EBITDA is calculated as Net Debt divided by Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented.
Net Operating Income (“NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.
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SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Normalized FFO and Normalized AFFO. Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does.
Senior Housing. Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities.
Senior Housing - Managed. Senior Housing communities operated by third-party property managers pursuant to property management agreements.
Skilled Nursing/Transitional Care. Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities.
Specialty Hospitals and Other. Includes acute care, long-term acute care and rehabilitation hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care, Senior Housing or Behavioral Health.
         See reporting definitions.                                  12